American Growth Fund Series One (the "Fund") is managed using a growth style of investing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Series One Prospectus page 1

Risk/Return Summary
Investment Objectives/Goals
The Fund´s primary objective is growth of capital.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these and other discounts is available from your financial professional and in How to Reduce your Sales Charge, page 15 of the Fund´s prospectus and under Distribution of Shares, page 12 of the Fund´s statement of additional information.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2018:

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	1.00%	1.00%	None
Other Expenses	4.21%	6.95%	3.91%	3.83%
Acquired Fund fees and expenses (d) (e)	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	5.51%	8.95%	5.91%	4.83%

(a) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. See Class A and D Sales Charges on page 12.

(b)	Contingent Deferred Sales Charge for the 1st 2 years is 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%.
(c)	In the first year after purchase.
(d)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets in the Financial

Highlights Table below, which do not include acquired fund fees and expenses. (e) The acquired fund fees and expenses are less than 0.005%.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund´s operating expenses remain the same. Seven years after the date of purchase, Class B & C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1	Year	3 Years	5 Years	10 Years
Class A	$1,093		$2,121	$3,139	$5,638
Class B	$1,377		$2,929	$4,353	$6,697
Class C	$688		$1,749	$2,889	$5,546
Class D	$1,031		$1,944	$2,861	$5,166

You would pay the following expenses if you did not redeem your shares:

Series One Prospectus page 2

	1	Year	3 Years	5 Years	10 Years
Class A	$1,093		$2,121	$3,139	$5,638
Class B	$877		$2,529	$4,053	$6,697
Class C	$588		$1,749	$2,889	$5,546
Class D	$1,031		$1,944	$2,861	$5,166

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund´s performance. During the most recent fiscal year, the Fund´s portfolio turnover rate was 11% of the average market value of its portfolio.

Principal Investment Strategy

Investment Research Corporation (the "Adviser") manages the Fund using a growth style of investing. We use a consistent approach to build the Fund´s security portfolio which is made up primarily of common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. When a company´s fundamentals are strong, we believe earnings growth will follow. The Fund may invest in securities of other investment companies, including exchange-traded funds, to obtain desired exposures.

Principal risks of investing in the Fund
The primary risks of investing in the Fund are:
~ Stock Market Risk - the value of an investment may fluctuate,
~ Industry and security risk - the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
~ Management Risk - risks that the Adviser´s assessment of a company´s growth prospects may not be accurate,
~ Interest Rate Risk – as rates rise, the price of a fixed rate bond will fall,
~ Credit Risk – a bond’s issuer may be unable to make timely payments of interest and capital,
~ Foreign Investment Risk – adverse effects from political instability, currency exchange rates, economic conditions or regulatory and accounting standards.
~ Liquidity Risk - a given security or asset may not be readily marketable,
~ Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure,
~ Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure,
~ Equity Risk – stock and equity fluctuates in response to a company’s financial condition,
~ Repurchase Agreement Risk – a seller may default or a security declines in value,
~ Depository Receipts Risk – generally these are subject to the same risks as Foreign Investment Risks,
~ Convertible Securities have the risk of loss of principal at maturity.
~ Large Cap Company Risk – slower response to competitors, technology and consumer tastes and slower growth rates during periods of economic expansion.
~ Investments in Other Investment Companies Risk - the Fund’s investments in other investment companies will be subject to the risks of the other investment companies’ portfolio securities and the Fund will bear indirectly the fees and expenses of the other investment companies in which it invests.
~ Exchange-Traded Funds (“ETFs”) Risk - The Fund is subject to the risks associated with the securities or other investments in which the ETFs invest. The Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed
ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
Loss of some or all of the money you invest is a risk of investing in the Fund.

Series One Prospectus page 3

Risk/Return Bar Chart and Table

The bar chart and table are intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund´s average annual returns for Class D shares for 1, 5 and 10 years compare to those of the Standard and Poor’s 500 Index total return. Past performance, before and after taxes, is not predictive of future performance. Sales load and account fees are not reflected in the chart. If the sales load and account fees were included, the returns would be less than those that are shown. Updated performance information for the Fund is available at the Fund´s web site (www.americangrowthfund.com) or toll free telephone number (800) 525-2406.

Highest quarterly return: 13.72% for quarter ended September 2009. Lowest quarterly return: -15.14% for quarter ended December 2008. Year to date performance for the period ended 09/30/18 was 5.63%.

Average annual total
returns for the periods	One Year	Five Years	Ten Years
ended December 31,
2017

Class A Return before
taxes*	6.35%	10.57%	3.99%

Class B Return before	12.37%	11.18%	4.14%**
taxes*

Class C Return before	12.18%	11.11%	4.12%**
taxes*

Class D Return before	6.78%	10.93%	4.32%
taxes*

Class D Return after	6.78%	10.93%	4.32%
taxes on Distributions
Class D Return after
taxes on Distributions	6.78%	10.93%	4.32%
and Sale of Fund Shares
Standard and Poor’s 500
Index (reflects no	21.83%	15.79%	8.50%
deduction for fees
expenses, or taxes)

*	Assumes redemption at end of time period.
**	After seven years Class B & C Shares convert to Class A Shares. The ten year return for Class B & C shares reflects the first seven year returns for Class B & C shares and the remaining 3 years as Class A.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes; Actual after-tax returns depend on an investor´s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred

Series One Prospectus page 4

arrangements, such as 401(k) plans or individual retirement accounts;

After-tax returns are shown for only Class D and after-tax returns for other Classes will vary.

The Investment Adviser

The investment adviser is Investment Research Corporation.

Portfolio Manager

The Fund is managed by an Investment Committee made up of Timothy Taggart, the Fund´s President, and Robert Fleck, an employee of the Advisor, who has both acted in this capacity since April of 2011.

Purchase and Sale of Fund Shares

When purchasing Fund shares there is no minimum initial or subsequent amount required. You can purchase and sell your shares on any business day through your financial adviser, by mail by writing to: American Growth Fund, 1636 Logan Street, Denver, CO 80203, by wire if the purchase or sale is over $1,000, or by calling 800-525-2406 if the purchase or sale is $5,000 or less.

Tax Consequences

Distributions from the Fund´s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary´s Web site for more information.

Series One Prospectus page 5